Exhibit 10.14

                             AMALGAMATION AGREEMENT


                                   A M O N G :




                                  DYNACARE INC.

                                     - and -

                                  SDLCODYN INC.

                                     - and -

                             EPLCODYN HOLDINGS INC.

                                     - and -

                              EPLCODYN REALTY INC.

                                     - and -

                                  MELCODYN INC.

                                     - and -

                             JILCODYN HOLDINGS INC.









                              GOODMAN AND CARR LLP
                                   Suite 2300
                              200 King Street West
                                Toronto, Ontario
                                     M5H 3W5

THIS AMALGAMATION AGREEMENT made this 22nd day of November, 2000.


A M O N G :

            DYNACARE INC., a corporation amalgamated under the laws of the Province of Ontario,

            (hereinafter called "Dynacare")

                                                          OF THE FIRST PART;

            - and -

            SDLCODYN INC., a corporation incorporated under the laws of the Province of Ontario,

            (hereinafter called "Sdlcodyn")

                                                          OF THE SECOND PART;

            - and -

            EPLCODYN HOLDINGS INC., a corporation incorporated under the laws of the Province of Ontario,

            (hereinafter called "Eplcodyn")

                                                          OF THE THIRD PART;

            - and -

            EPLCODYN REALTY INC., a corporation amalgamated under the laws of the Province of Ontario,

            (hereinafter called "Realty")

                                                          OF THE FOURTH PART;

            - and -

            MELCODYN INC., a corporation amalgamated under the laws of the Province of Ontario,

            (hereinafter called "Melcodyn")

                                                          OF THE FIFTH PART;


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
            - and -


            JILCODYN HOLDINGS INC., a corporation incorporated under the laws of the Province of Ontario,

            (hereinafter called "Jilcodyn")

                                                          OF THE SIXTH PART;


         WHEREAS Dynacare, Sdlcodyn, Eplcodyn, Realty, Melcodyn and Jilcodyn were incorporated under the Business Corporations Act (Ontario);

         AND WHEREAS Dynacare, Sdlcodyn, Eplcodyn, Realty, Melcodyn and Jilcodyn, acting under the authority contained in the Business Corporations Act (Ontario), have agreed to amalgamate upon the terms and conditions hereinafter set out;

         AND WHEREAS Dynacare, Sdlcodyn, Eplcodyn, Realty, Melcodyn and Jilcodyn have each made full disclosure to one another of all of their respective assets and liabilities;

         AND WHEREAS it is desirable that the said amalgamation be effected;


NOW THEREFORE THIS AGREEMENT WITNESSETH as follows:

1.       In this agreement:

            (a) "Act" means the Business Corporations Act (Ontario) as amended or re-enacted from time to time; and

            (b) "Amalgamation Agreement" or "Agreement" means this Amalgamation Agreement;

            (c) "Amalgamating Corporations" means Dynacare, Sdlcodyn, Eplcodyn, Realty, Melcodyn and Jilcodyn;

            (d) "Corporation" means the corporation continuing from the amalgamation of the Amalgamating Corporations;

            (e)   "Director" means the Director appointed pursuant to the Act.


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
2. Each Amalgamating Corporation hereby agrees to amalgamate on November 22, 2000 at the hour of 12:01 a.m. under the provisions of the Act and to continue as one corporation under the terms and conditions hereinafter set out.

3.       The name of the Corporation shall be DYNACARE INC.

4. There shall be no restrictions on the business the Corporation may carry on or on the powers the Corporation may exercise.

5. Until changed in accordance with the Act, the registered office of the Corporation shall be in the City of Toronto.

6. Until changed in accordance with the Act, the address of the registered office shall be 20 Eglinton Avenue West, Suite 1600, Toronto, Ontario, M4R 2H1.

7. The Corporation shall be authorized to issue an unlimited number of shares designated as common shares.

8. The issued and outstanding shares in the capital of each of the Amalgamating Corporations shall be converted into issued and outstanding and fully paid and non- assessable common shares in the capital of the Corporation as follows:

         Sdlcodyn

         (i) each of the issued class A shares in the capital of Sdlcodyn shall be converted into 0.4121693 issued common shares in the capital of the Corporation;

         (ii) each of the issued class B shares in the capital of Sdlcodyn shall be converted into 0.064421 issued common shares in the capital of the Corporation;

         (iii) each of the issued common shares in the capital of Sdlcodyn shall be converted into 300,767 issued common shares in the capital of the Corporation;

         Eplcodyn

         (i) each of the issued class A shares in the capital of Eplcodyn shall be converted into 0.416416 issued common shares in the capital of the Corporation;

         (ii) each of the issued class B shares in the capital of Eplcodyn shall be converted into 0.0644205 issued common shares in the capital of the Corporation;


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
         (iii) each of the issued common shares in the capital of Eplcodyn shall be converted into 82,443 issued common shares in the capital of the Corporation;

         Realty

         (i) each of the issued class A shares in the capital of Realty shall be converted into 0.4068182 issued common shares in the capital of the Corporation;

         (ii) each of the issued class B shares in the capital of Realty shall be converted into 0.0644205 issued common shares in the capital of the Corporation;

         (iii) each of the issued common shares in the capital of Realty shall be converted into 71,702 issued common shares in the capital of the Corporation;

         Melcodyn

         (i) each of the issued class A shares in the capital of Melcodyn shall be converted into 0.412148 issued common shares in the capital of the Corporation;

         (ii) each of the issued class B shares in the capital of Melcodyn shall be converted into 0.0644205 issued common shares in the capital of the Corporation;

         (iii) each of the issued common shares in the capital of Melcodyn shall be converted into 303,991 issued common shares in the capital of the Corporation;

         Jilcodyn

         (i) each of the issued class special K shares in the capital of Jilcodyn shall be converted into 0.335309 issued common shares in the capital of the Corporation;

         (ii) each of the issued class special L shares in the capital of Jilcodyn shall be converted into 0.477132 issued common shares in the capital of the Corporation;

         (iii) each of the issued class special M shares in the capital of Jilcodyn shall be converted into 0.068125 issued common shares in the capital of the Corporation;

         (iv) each of the issued class special N shares in the capital of Jilcodyn shall be converted into 0.012648 issued common shares in the capital of the Corporation;

         (v) each of the issued common shares in the capital of Jilcodyn shall be converted into 406,146 issued common shares in the capital of the Corporation;


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
         Dynacare

         (i) each of the issued Class B common shares and Class C common shares in the capital of Dynacare registered in the name of any person other than Sdlcodyn, Melcodyn, Eplcodyn, Realty or Jilcodyn shall be converted into 0.6927 issued common shares in the capital of the Corporation; and

         (ii) each of the issued Class B common shares in the capital of Dynacare registered in the names of Sdlcodyn, Melcodyn, Eplcodyn, Realty and Jilcodyn shall, upon articles of amalgamation in respect of the amalgamation becoming effective, be cancelled without any repayment of capital in respect thereof.

9. Holders of shares of any of the parties hereto shall not be entitled to be registered on the books of the Corporation in respect of a fraction of one of the issued common shares of the Corporation resulting from the conversion described above or to receive any consideration in respect thereof and, if any such fraction would otherwise result with respect to any particular holder, the entitlement of such holder shall be rounded down to the next nearest whole number if such fraction is equal to or less than 0.5 and rounded up to the next nearest whole number if such fraction is greater than 0.5.

10. The stated capital of the common shares of the Corporation being issued hereunder shall be equal to the aggregate stated capitals in respect of:

         (a) the issued and outstanding class A shares, class B shares and common shares of each of Sdlcodyn, Eplcodyn, Realty and Melcodyn;

         (b) all of the issued and outstanding class special K shares, class special L shares, class special M shares, class special N shares and common shares in the capital of Jilcodyn; and

         (c) all of the issued and outstanding Class B common shares and Class C common shares in the capital of Dynacare.

11. After the filing of articles of amalgamation in respect of this Agreement and the issuance of a certificate of amalgamation in respect thereof, the shareholders of the Amalgamating Corporations, when requested by the Corporation, shall surrender the certificates representing the shares held by them in each of the Amalgamating Corporations. Subject to the provisions of the Act, the shareholders of the Amalgamating Corporations shall be entitled to receive certificates for shares of the Corporation in return for the certificates representing the shares held by them in the Amalgamating Corporations on the basis aforesaid.


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
12. Until otherwise changed in accordance with the Act, the minimum number of directors of the Corporation shall be 3 and the maximum number shall be 20. The first directors of the Corporation shall be as follows:

                                                                               Resident
         Name of director                   Residence address                  Canadian
         ----------------                   -----------------                  --------
         Harvey A. Shapiro                  50 Old Forest Hill Road            Yes
                                            Toronto Ontario  M5P 2P9

         Donald J. Edwards                  1827 N. Fremont                    No
                                            Chicago, Illinois
                                            U.S.A.  60614

         Albert J. Latner                   69 Old Forest Hill Road            Yes
                                            Toronto Ontario  M5P 2R3

         Bruce V. Rauner                    720 Rosewood Avenue                No
                                            Winnetka, Illinois
                                            U.S.A.  60093

         William T. Brock                   150 Heath Street West              Yes
                                            Suite 302
                                            Toronto, Ontario M4V 2Y4

         Dino Chiesa                        8 St. Ives Crescent                Yes
                                            Toronto, Ontario M4N 3B4

         Thomas E. Long                     160 Parkhust Boulevard             Yes
                                            Toronto, Ontario M4G 2G1

13. The said first directors shall hold office until the first annual meeting of the Corporation, or until a successor is elected or appointed. The subsequent directors shall be elected in accordance with the provisions of the Act. The affairs and business of the Corporation shall be under the management of the board of directors of the Corporation from time to time, subject to the provisions of the Act.

14. The by-laws of Dynacare, so far as applicable and to the extent not inconsistent with this Agreement, shall be the by-laws of the Corporation, until repealed, altered or added to in accordance with the provisions of the Act, and such by-laws may be examined at the registered office of Dynacare.


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
15. There shall be no restrictions on the right to transfer the shares in the capital of the Corporation.

16. Subject to the provisions of the Act, the following provisions shall apply to the Corporation:

                  Without in any way limiting the powers of the Corporation, or of the directors, as set forth in the Business Corporations Act (Ontario), as amended or re-enacted from time to time, the directors of the Corporation may, without authorization of the shareholders,

                  (i)      borrow money upon the credit of the Corporation;

                  (ii) issue, reissue, sell or pledge debt obligations of the Corporation;

                  (iii) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

17. Upon each of the Amalgamating Corporations approving this Agreement by special resolution, the parties hereto shall jointly file, in duplicate, with the Director, Articles of Amalgamation for the purpose of bringing such amalgamation into effect.

18. At any time before the endorsement of a certificate of amalgamation by the Director, this Agreement may be terminated by the directors of any one of the Amalgamating Corporations notwithstanding approval of the agreement by the shareholders of any one of the Amalgamating Corporations.


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
         IN WITNESS WHEREOF this Amalgamation Agreement has been duly executed by the parties hereto the date first written above.


                                 DYNACARE INC.

                                 Per: /s/ Harvey A. Shapiro
                                      ------------------------------------------
                                      Harvey A. Shapiro, Chief Executive Officer













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
                             SDLCODYN INC.

                             Per:     /s/ Albert J. Latner
                                      ----------------------------------------
                                      Albert J. Latner, Vice President


                             EPLCODYN HOLDINGS INC.

                             Per:     /s/ Albert J. Latner
                                      ----------------------------------------
                                      Albert J. Latner, Vice President


                             EPLCODYN REALTY INC.

                             Per:     /s/ Albert J. Latner
                                      ----------------------------------------
                                      Albert J. Latner, Vice President


                             MELCODYN INC.

                             Per:     /s/ Albert J. Latner
                                      ----------------------------------------
                                      Albert J. Latner, Vice President


                             JILCODYN HOLDINGS INC.

                             Per:     /s/ Albert J. Latner
                                      ----------------------------------------
                                      Albert J. Latner, President





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